AltShares Trust

SEPTEMBER 30, 2020 | PROSPECTUS (as amended on January 29, 2021)

AltShares Merger Arbitrage ETF (ARB)

41 Madison Avenue, 42nd Floor | New York, New York 10010

This Prospectus provides important information about AltShares Merger Arbitrage ETF (the "Fund"), a series of AltShares Trust ("Trust"), that you should know before investing in the Fund. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund ("Shares") will be listed and traded on The NYSE Arca, Inc. ("Exchange"). Shares are not individually redeemable. The Trust is a registered investment company under the Investment Company Act of 1940, as amended ("1940 Act").

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website www.altsharesetfs.com/arb, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically anytime by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may also elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. Your election to receive reports in paper will apply to all funds held with AltShares Trust and/or your financial intermediary.

TABLE OF CONTENTS

2	Fund Summary
2	AltShares Merger Arbitrage ETF
6	Additional Information About The Fund
10	Fund Management
10	Other Service Providers
11	Buying And Selling Shares
12	Active Investors And Market Timing
12	Distribution And Service Plan
13	Net Asset Value
13	Fund Website And Disclosure Of Portfolio Holdings
13	Investments By Other Investment Companies
13	Dividends, Other Distributions And Taxes
15	Householding Policy
15	Additional Information
16	Financial Highlights

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund's Statement of Additional Information ("SAI") dated September 30, 2020 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

ALTSHARES MERGER ARBITRAGE ETF

FUND SUMMARY

Investment Objective

AltShares Merger Arbitrage ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its underlying index, the Water Island Merger Arbitrage USD Hedged Index (the "Underlying Index").

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)  Pursuant to a Rule 12b-1 Distribution and Service Plan (the "Plan"), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund's average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

(2)  Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your Shares, your costs would be:

One Year	Three Years
$78	$243

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. Transaction costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. For the period from May 7, 2020 (commencement of operations) through May 31, 2020, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance of the Underlying Index, which is designed to reflect a global merger arbitrage strategy. The most common approach to merger arbitrage, and the approach the Underlying Index (and by extension the Fund) reflects, is to seek to capture the difference (the "Spread") between the price at which the stock of a target company in a publicly announced merger, takeover, tender offer, or leveraged buy-out (the "Target") trades after the announcement of the acquisition and the price the acquiring company (the "Acquirer") has agreed to pay for the stock of the Target.

The Underlying Index is rebalanced and reconstituted twice per month. The Fund reconstitutes and rebalances on the same schedule as the Underlying Index. The Fund's investment adviser, Water Island Capital, LLC ("Adviser"), generally expects the Underlying Index to include between 30-50 Targets at each reconstitution. To gain exposure to the Underlying Index, the Fund will establish long positions in shares of the Target stocks. When the terms of a transaction call for the exchange of an Acquirer's common stock, the Underlying Index, as a result of the index methodology, will include short exposure in the Acquirer's stock at the deal's exchange ratio. This short exposure is designed to lock in the current deal spread, and to hedge against the risk of a decline in the deal value as a result of a decline in the value of the Acquirer's stock. The Fund may invest in derivatives, such as swaps, to obtain exposure to long and short constituents of the Underlying Index.

The Underlying Index is comprised of securities of United States ("U.S.") and foreign companies of any market capitalization, which may from time to time include small and medium capitalization companies. The Underlying Index is calculated in U.S. dollars. The Underlying Index "hedges" against fluctuations in the relative value of foreign currencies against the U.S. dollar. The Fund uses forward currency or futures contracts to effectuate these hedges in the Underlying Index. The amount of forward and futures contracts held by the Fund is based on the aggregate exposure of the Fund to each currency.

2 PROSPECTUS | SEPTEMBER 30 • 2020

The Underlying Index may also include an allocation to cash-like instruments, such as ultra short-term bond exchange-traded funds ("ETFs"). In addition, when a transaction closes, any allocation in the Underlying Index to the securities of the Target and/or Acquirer will be reallocated to such instruments. The Underlying Index generally only allocates to cash when there are an insufficient number of Targets for inclusion in the Underlying Index and when a transaction represented by a Target in the Underlying Index has been consummated or abandoned. Accordingly, cash allocations in the Underlying Index and Fund are generally removed as part of each Underlying Index reconstitution, though cash allocations may continue to be included if there are an insufficient number of Targets.

Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the constituents of the Underlying Index and in financial instruments with economic characteristics similar to such constituents, such as swaps on such constituents. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Adviser believes will help the Fund track the Underlying Index. The Fund may also invest in financial instruments, including swap agreements, futures contracts, ETFs, and options on securities or equity securities indices. With respect to derivatives, the Fund will invest principally in swaps and forward contracts on foreign currencies. The Fund will invest in other funds, principally ultra short-term bond ETFs and money market funds, only to reflect cash allocations by the Underlying Index.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of August 31, 2020, the Underlying Index included 31 long positions and 13 short positions in companies with market capitalizations of between $307 million and $27.8 billion.

The Underlying Index was developed by Water Island Indices LLC (the "Index Provider"), an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, or the Adviser. The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Principal Risks

As with all funds, investing in the Fund entails risks that could cause the Fund and the Fund's investors to lose money. The principal risks of investing in the Fund are as follows:

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Passive Investment Risk: The Fund is not actively managed, does not seek to "beat" the Underlying Index, and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry, or sector.

Short Position Risk: The Fund may obtain short exposure by trading a derivative instrument, such as a future, forward or swap. Short exposure involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short exposure generally introduces more risk to the Fund than long positions.

Concentration Risk: Because the Fund's assets are expected to be concentrated in an industry or group of industries or sectors to the same extent as the Underlying Index, the Fund is subject to loss due to adverse occurrences affecting that industry or group of industries or sectors. During such a period of concentration, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

High Portfolio Turnover Risk: The Fund's strategy is expected to involve buying and selling portfolio securities frequently to rebalance the Fund's investment exposures, which may increase brokerage commission costs and reduce performance. High portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause higher taxes.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Transaction costs may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. Foreign governments and economies often are less stable and foreign companies may not be subject to the same regulatory requirements and accounting, auditing, and financial reporting standards of U.S. companies. As a consequence, there may be less publicly available information about such companies, which may negatively affect the value of foreign securities held by the Fund.

Market Risk: The value of the Fund's investments, and the net asset value ("NAV") of the Fund, will fluctuate over time. Investors could lose money due to this price fluctuation. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the

ALTSHARES MERGER ARBITRAGE ETF

Fund's investments, and investors could lose money due to this price fluctuation. The global outbreak of novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world and related market volatility. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to alternative strategies. The COVID-19 pandemic, other pandemics or epidemics, and local, regional, or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's NAV.

Derivatives Risk: A derivative instrument (such as a forward contract, option (both written and purchased), or swap contract) typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.

Hedging Risk: Instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect or may not work as expected, adversely affecting performance.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. New and additional government regulation, of the swap market could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants ("APs") in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

4 PROSPECTUS | SEPTEMBER 30 • 2020

Large Shareholder Risk: Certain shareholders may own a substantial amount of the Fund's Shares. Redemptions by large shareholders could have a significant negative impact on the Fund and transactions on the Exchange by large shareholders may have a material upward or downward effect on the market price of the Shares.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities may be more vulnerable to adverse business or economic events. The companies may have limited product lines, markets, and financial resources and may depend upon a relatively small management group.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment in the Fund. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency -denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts may be susceptible to credit risk and other risks. Further, in order to minimize transaction costs, or for other reasons, the Fund's exposure to non-U.S. currencies may not be hedged.

New Fund Risk: The Fund recently launched. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation, and/or a stop to trading.

Non-Diversified Fund Risk: Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding (or a small number of holdings) may have a greater impact on the Fund's performance than would occur in a diversified fund and may cause the Fund's share price to be volatile.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index, which may be due to the Fund's use of representative sampling, transaction, and operating costs, and security valuation procedures. This risk is heightened during times of market volatility.

Performance

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.altsharesetfs.com/arb.

Investment Adviser

Water Island Capital, LLC serves as the investment adviser of the Fund ("Adviser").

Portfolio Managers

John Orrico, Eric Becker and Christopher Plunkett have been jointly and primarily responsible for the day-to-day management of the Fund since its inception.

Purchase and Sale of Shares

Individual Shares of the Fund may only be bought and sold in secondary market transactions through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (i.e., the bid-ask spread).

Tax Information

The Fund's distributions are expected to be taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Investment in the Fund through such an arrangement may be taxed later upon withdrawal of monies from the arrangement.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Additional Information About the Fund's Investment Strategies

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. This investment approach is designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Underlying Index (and by extension the Fund) follows a rules-based approach to merger arbitrage investing. Transactions which are eligible for inclusion are friendly (rather than hostile) and definitive (rather than speculative) in nature, located in developed markets, with a deal value (i.e., value of the transaction) greater than $200 million and a maximum duration of one year since deal announcement. Eligible transactions are subject to various weighting constraints, including a maximum of approximately 5% of the float (i.e., number of shares available for trading), approximately 33% of the average traded value (i.e., the U.S. dollar value of average share trading volume), and approximately 2% risk to NAV (i.e., change to the shares' NAV) if the deal breaks (i.e., the deal is not completed). Targets are also subject to approximately a 10.00% maximum weight and approximately a 0.50% minimum weight. These weighting constraints may fluctuate over time. Targets are selected if they meet the screening criteria, pass the weighting constraints, and present a positive spread between current price and deal value. Selected targets are divided into quintiles and weighted based on USD 30-day average value traded, subject to the previously calculated weighting constraints.

The Underlying Index is rebalanced and reconstituted twice per month.

The Fund's investment objective may be changed without shareholder approval.

Additional Information about the Fund's Risks

All investments, including those in mutual fund, entail risks that could cause the Fund and the Fund's investors to lose money. The risks identified below are the principal risks of investing in the Fund. The summary section for the Fund and the below matrix lists the principal risks applicable to the Fund.

Concentration Risk: Because the Fund's assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. For example, if a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility and with respect to portfolio securities than a fund that is more broadly diversified.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks. The Fund's strategies associated with currency hedging may not be successful and may not perfectly offset the Fund's foreign currency exposures. Further, in order to minimize transaction costs, or for other reasons, the Fund's exposure to non-U.S. currencies may not be hedged to the extent indicated by market signals.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

6 PROSPECTUS | SEPTEMBER 30 • 2020

ALTSHARES TRUST

ETF Risk: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Fund's distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects creations and redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund's shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund's shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if the Fund halts trading.

International Closed Market Trading Risk: Because certain of the Fund's investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund's NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Large Shareholder Risk: Certain shareholders may own a substantial amount of the Fund's Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund's liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund's NAV and increase the Fund's brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund's holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares' market price and NAV. Such divergence is more likely under stressed market conditions.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Risk: Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

High Portfolio Turnover Risk: The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's investment exposures. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Investment Company and ETF Risk: By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund's own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund's performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund's investment will not perform as expected, thus affecting the Fund's performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund's performance.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the NAV of the Fund, will fluctuate. Investors could lose money due to this price fluctuation. The value of the securities in which the Fund invests may be adversely affected by political, regulatory, economic, and social developments that impact specific economic sectors, industries, or segments of the market. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other developments could also have a significant impact on the Fund and its investments. The global outbreak of the novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world and related market volatility. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to alternative strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and/or risk profile of the Fund.

Merger Arbitrage Risk: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses. Such event-driven investment strategies involve the risk that the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may have been announced, its terms may be renegotiated, it may be terminated, or it may involve a longer time frame than originally

8 PROSPECTUS | SEPTEMBER 30 • 2020

ALTSHARES TRUST

contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

New Fund Risk: The Fund recently launched. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Non-Diversified Fund Risk: Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund's share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund's performance.

Passive Investment Risk: The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. However, the Fund's investment objective and principal investment strategies impose limits on the Fund's ability to invest in securities not included in the Underlying Index. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. To the extent the Fund employs a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

Short Position Risks: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. The values of the short positions typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. If the value of the underlying asset increases, the Fund will incur a loss which is theoretically unlimited. The Fund's use of short derivatives positions may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions at undesirable prices in order to satisfy its obligations.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index. The performance of the Fund may diverge from that of its Underlying Index because of a number of reasons, such as the use of representative sampling, transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Underlying Index, tax considerations, rebalancing, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities' closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Fund's ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

FUND MANAGEMENT

Water Island Capital, LLC acts as the Fund's investment adviser. The Adviser is located at 41 Madison Avenue, 42nd Floor, New York, New York 10010. The Adviser was formed in 2000 and as of August 31, 2020, had $2.1 billion in assets under management.

The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund's objectives, policies, and restrictions, subject to the authority of and supervision by the Board. The Adviser continuously reviews, supervises, and administers the Fund's investment programs. The Adviser has entered into an investment advisory agreement ("Advisory Agreement") with respect to the Fund. Pursuant to that Advisory Agreement, the Fund pays the Adviser an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rates set forth below:

Fund	Advisory Fee
AltShares Merger Arbitrage ETF	0.75%

The Adviser agrees to pay all expenses of the Trust, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Fund's Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement with respect to the Fund is available in the Trust's first annual report to shareholders for the period ended May 31, 2020.

The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty by the Board of Trustees or by a majority of the outstanding Shares on 60 days' written notice to the Adviser, and by the Adviser upon 60 days' written notice to the Fund. The Advisory Agreement automatically terminates if it is assigned.

PORTFOLIO MANAGERS

John Orrico, CFA, Eric Becker, and Christopher Plunkett are jointly and primarily responsible for the day-to-day management of the Fund and each has been a portfolio manager of the Fund since the Fund's inception in March 2020.

John Orrico, CFA, organized the Adviser in January 2000. Mr. Orrico serves as Portfolio Manager of the Fund, and Chief Investment Officer of the Adviser. Mr. Orrico received a Bachelor's degree in Finance and International Management from Georgetown University. Mr. Orrico achieved the Chartered Financial Analyst designation in 1988.

Eric Becker joined the Adviser in 2010 and serves as Portfolio Manager of the Fund, and Senior Investment Analyst of the Adviser. Prior to joining the firm, Mr. Becker worked for the Electronic Trading and Product Development divisions of Bloomberg Tradebook. Mr. Becker received an Executive MBA from Cornell University and a BS in Business Administration from Bucknell University.

Christopher Plunkett joined the Adviser in 2012 and serves as Portfolio Manager of the Fund, and Director of Technology and Data Analytics of the Adviser. Prior to joining the firm, Mr. Plunkett held roles at Marathon Asset Management in operations and trading. Mr. Plunkett received a BS in Finance from Quinnipiac University.

The Statement of Additional Information for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds they manage.

OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the administrator, transfer agent and custodian to the Fund.

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Fund's distributor.

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ALTSHARES TRUST

INDEX PROVIDER

Water Island Indices LLC created the Underlying Index and serves as index provider for the Fund. Water Island Indices LLC has entered into an index licensing agreement with the Adviser to allow the Adviser's use of the Underlying Index for the operation of the Fund. The Adviser has entered into a sub-licensing agreement with the Trust to allow the Fund to utilize the Underlying Index.

Water Island Indices LLC has entered into an agreement with Solactive AG to calculate, publish and disseminate the Underlying Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Index trade mark or the Index Price at any time or in any other respect. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Adviser, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

The Adviser does not guarantee the accuracy or the completeness of any Underlying Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of an Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

BUYING AND SELLING SHARES

Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units of typically 50,000 Shares, which are likely to cost over a million dollars. Creation Units are issued and redeemed for cash and/or in-kind for securities. The Fund must comply with the federal securities laws in accepting in-kind deposits of specified instruments ("Deposit Instruments") and satisfying redemptions with in-kind transfers of specified instruments ("Redemption Instruments"), including that the Deposit Instruments and Redemption Instruments are sold in transactions that would be exempt from registration under the Securities Act.

Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. When you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units. It is expected that only a limited number of institutional investors, called Authorized Participants, or APs, will purchase and redeem Shares directly from the Fund. APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Fund must follow the Fund's procedures, which are described in the SAI.

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy.

When the Exchange is open, Shares will be listed and traded on the Exchange under the following symbols:

Fund	Ticker Symbol
AltShares Merger Arbitrage ETF	ARB

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry: Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC"), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices: The trading prices of Shares may differ from the Fund's daily NAV, and can be affected by market forces of supply and demand for Shares, the prices of the Fund's portfolio securities, economic conditions and other factors.

Continuous Offering: The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board of Trustees has evaluated the risks of market timing activities by the Fund's shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains.

With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board of Trustees noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board of Trustees noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board of Trustees also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund may also employ fair valuation pricing, which may minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares. Given this structure, the Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund because they would be paid on an ongoing basis.

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ALTSHARES TRUST

NET ASSET VALUE

The net asset value ("NAV") per share of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

The Fund generally values portfolio securities at market value. Swap agreements are valued based on the market value of the underlying reference asset. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate provided by an independent source. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security's primary exchange and the time the Fund calculates its NAV, the Fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when the Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed. The usage of fair valuation and the trading of Fund portfolio securities at times when the NYSE is not open may cause the performance of the Fund, based either on the NAV or market value of its Shares, to diverge (materially) from the performance of the Underlying Index.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.altsharesetfs.com/arb. Among other things, this website includes this Prospectus and the SAI, the Fund's annual report (and semi-annual report when available), certain market price information about Shares, daily NAV, and a historical comparison of the Shares' market prices to NAV.

In addition, each day the Fund is open for business, the Trust publicly disseminates the Fund's full portfolio holdings as of the close of the previous day through the website. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is also available in the Fund's SAI.

INVESTMENTS BY OTHER INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. The Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as "income dividends." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain dividends."

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund's shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Taxes

The following is a summary of the material federal income tax considerations applicable to an investment in shares. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), and U.S. Treasury regulations promulgated thereunder as in effect on the date of this Prospectus and judicial and administrative interpretations thereof publicly available at that date, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as "capital assets" (within the meaning of the Code) and does not hold shares in connection with a trade or business. This summary does not address all potential federal income tax considerations possibly applicable to shareholders who hold shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-deferred arrangement, such as an IRA or 401(k) plan, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your shares.

Federal Income Tax Status of the Fund

The Fund intends to qualify for its first and each subsequent taxable year, to be treated as a "regulated investment company" under Subchapter M of Chapter 1 of Subtitle A of the Code. As such, the Fund (but not its shareholders) generally pays no federal income tax on the net income and net realized gains it distributes to its shareholders.

Taxes on Distributions

Distributions from the Fund's net investment income (other than "qualified dividend income" ("QDI")), including distributions of the Fund's net realized short-term capital gains and certain foreign currency gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital loss ("net capital gain") are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as QDI are taxable to you at long-term capital gain rates (which are lower than the rates for ordinary income). In order for a distribution to you by the Fund to be treated as QDI, (1) the Fund itself must receive QDI from domestic corporations and certain qualified foreign corporations, (2) the Fund must meet holding period and other requirements with respect to the stocks on which the QDI was paid, and (3) you must meet similar requirements with respect to the Fund's shares. In general, your distributions are subject to federal income tax for the calendar year when they are paid; certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Income dividends and capital gain distributions paid to an individual, estate, or trust from the Fund will be subject to a 3.8% tax on the lesser of the shareholder's (a) "net investment income" or (b) "modified adjusted gross income" exceeding $200,000 (or $250,000 if married and filing jointly) ("Investment Income Tax").

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your shares). Any gain resulting from the sale or exchange of shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund's total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.

If you are a resident or a citizen of the U.S., back-up withholding will apply to your distributions and proceeds of sales of shares if you have not provided a correct social security or other taxpayer identification number and made other required certifications or if otherwise required by the Internal Revenue Service ("IRS").

Taxes on Exchange-Listed Shares Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Gains recognized from the sale or exchange of shares will be subject to the Investment Income Tax. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for one or more Creation Unit(s) generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Unit(s) at the time and the exchanger's aggregate basis in the securities surrendered and any cash paid. An Authorized Participant who exchanges one or more Creation Unit(s) for equity securities will generally recognize a gain or loss

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ALTSHARES TRUST

equal to the difference between the exchanger's basis in the Creation Unit(s) and the aggregate market value of the securities received and any cash received on the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted, on the grounds that under such a transaction there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether and when such a loss might be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit is generally treated as long-term capital gain or loss if the shares in the Creation Unit have been held for more than one year and as a short-term capital gain or loss if those shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing the number of shares and at what price you purchased or redeemed them.

Investment in Underlying ETFs

The Fund will not be able to offset gains distributed by one underlying ETF in which it invests against losses in another underlying ETF in which the Fund invests. Sales of shares in an underlying ETF, including those resulting from changes in the allocation among underlying ETFs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales of shares in the underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the investment of the Fund in underlying ETFs could therefore affect the amount, timing, and character of distributions to shareholders.

Additional Information

Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders. An exception from withholding also applies to properly reported "interest-related dividends" and "short-term capital gain dividends."

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Distributions from the Fund may also be subject to state, local, and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

HOUSEHOLDING POLICY

It is the policy of the Fund to mail only one copy of the prospectus, annual report, semi-annual report, and proxy statements to all shareholders who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY 10010 or calling us at: (855) 955-1607.

Investors who hold their Shares through an intermediary are subject to the intermediary's policies. Contact your financial intermediary for any questions you may have.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, which may include, among others, the Fund's investment adviser, custodian, and transfer agent, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report for the fiscal year ended May 31, 2020, which is available upon request.

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FINANCIAL HIGHLIGHTS

AltShares Merger Arbitrage ETF

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

	Period Ended May 31, 2020(a)
Net asset value, beginning of period	$25.00
Income (loss) from investment operations
Net investment loss(b)	(0.01)
Net realized and unrealized losses on investments and foreign currencies	(0.52)
Total from investment operations	(0.53)
Net asset value, end of period	$24.47
Total Return(c)	(2.12	)%(d)
Net assets, end of period (in 000s)	$3,769
RATIOS TO AVERAGE NET ASSETS:
Net expenses	0.75	%(e)
Net investment loss	(0.49	)%(e)
Portfolio turnover rate	22	%(d)

(a)  Commenced operations on May 7, 2020.

(b)  Per share amounts were calculated using average shares outstanding for the period.

(c)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Annualized.

If you would like more information about the Fund and the Trust, the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund is included in its annual report and will be included in its semi-annual report to shareholders (when available). The annual report explains the market conditions and investment strategies affecting the Fund's performance during the preceding fiscal year.

Statement of Additional Information

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual report and semi-annual report (when available) to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during their last fiscal year.

Information about the Fund's NAV, market price, premiums and discounts, and bid-ask spreads are available on the Fund's website, www.altsharesetfs.com/arb.

To obtain a free copy of the SAI, the annual report, and semi-annual report (when available) or other information about the Fund, or to make shareholder inquiries about the Fund, please call (855) 955-1607. You may also write to: AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY 10010.

The SAI, the annual report, and semi-annual report (when available) are also available free of charge on the Fund's website, www.altsharesetfs.com/arb, and on the SEC's Internet site, as discussed below.

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23475

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